----------------------------------------------------------------
----------------------------------------------------------------

              SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 10549

                         Form 8-K


                      CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):
                    November 22, 1995


               NATIONAL SANITARY SUPPLY COMPANY
      (Exact name of registrant as specified in its charter)


         Delaware             0-14-827             31-1079482
     (State or other    (Commission File No.)   (I.R.S. Employer
       Jurisdiction                              Identification
     of incorporation)                               Number)


    2900 Chemed Center, 255 E. 5th Street, Cincinnati, OH 45202
        (Address of principal executive offices)     (Zip Code)



         Registrant's telephone number, including area code:
                           (513) 762-6500


----------------------------------------------------------------
----------------------------------------------------------------


                        Page 1 of 5

                            -3-

Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.

Item 5.  Other Events
         ------------
         The Company's press release dated November 22, 1995 relating to its customer Sonic, Inc., is attached as
         Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

        (a)  Financial Statements of Business Acquired.

             Not applicable.

        (b)  Pro Forma Financial Information.

             Not applicable.

        (c)  Exhibits.

             The following exhibit is filed with this Report on Form 8-K.

             Regulation S-K
             Exhibit Number                     Exhibit
             --------------                     -------
                 99.1                      Press release dated
                                           November 22, 1995












                            Page 2 of 5

                                -3-

                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   11/22/95            NATIONAL SANITARY SUPPLY COMPANY
         --------
                                  /s/ Gary H. Sander
                                  ---------------------------
                             By:  Gary H. Sander

                             Its:  Vice President,
                                   Chief Financial Officer &
                                   Treasurer






























                             Page 3 of 5